Exhibit 1.01

Sangoma Technologies Corporation

Conflict Minerals Report

For the Calendar Year Ended December 31, 2024

This conflict minerals report (this “Conflict Minerals Report”) for Sangoma Technologies Corporation (collectively, the “Company”, “Sangoma”, “we”, “our” or “us”) is being filed with the United States Securities and Exchange Commission (the “SEC”) pursuant to Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Form SD for the reporting period from January 1, 2024 to December 31, 2024. The Rule was adopted by the SEC to implement reporting and disclosure requirements related to Conflict Minerals (as defined below) as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. “Conflict Minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives (collectively, “Conflict Minerals”), which are limited to tin, tantalum, tungsten, and gold (“3TG”) for purposes of this Conflict Minerals Report. For products which contain Conflict Minerals, registrants must conduct in good faith a reasonable country of origin inquiry (an “RCOI”) designed to determine whether any of the Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country (which encompasses Angola, Burundi, The Central African Republic, The Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda and Zambia) (collectively, the “Covered Countries”). Numerous terms in this Conflict Minerals Report are defined in the Rule and SEC Release No. 34-67716 issued by the SEC on August 22, 2012, and the reader of this Conflict Minerals Report is referred to these materials for such definitions. This Conflict Minerals Report is not audited as provided by the April 2014 public statement made by the SEC’s Division of Corporation Finance.

Conflict Minerals Disclosure

1. Company Overview

The Company is a trusted leader in delivering value-based Communications as a Service (CaaS) solutions for businesses of all sizes. The Company simplifies communications by providing businesses with the industry’s most comprehensive suite of cloud-native communications solutions, which work together seamlessly to streamline business processes. The Company provides businesses with a complete solution, including cloud software, endpoints, and connectivity – all delivered and supported by the Company’s expert team.

2. Overview of Products

In addition to the CaaS solutions, the Company also offers network interconnection products, such as session border controller (SBCs), gateways and PSTN interface and media processing boards. The Company contracts to manufacture certain of its network interconnection products that contain Conflict Minerals that are necessary to the functionality or production of such products (together, the “Covered Products”). For a further discussion of the Company’s products, including the Covered Products, please refer to the Annual Information Form of the Company for the year ended June 30, 2024 (filed as Exhibit 99.1 to the Company's Annual Report on Form 40-F for the year ended June 30, 2024, which was filed with the SEC on September 18, 2024 (the “Annual Report”)).

3. Supply Chain Overview and Due Diligence

The Company does not engage in the actual mining of Conflict Minerals nor does it make purchases of raw ore or unrefined Conflict Minerals, and makes no purchases in the Covered Countries. Rather, the Company’s manufacturing process is significantly removed from the mining, smelting and/or refining of 3TG minerals, and there are numerous third parties in the supply chain between the original sources of 3TG minerals and the ultimate manufacture of our products. Therefore, tracing these minerals to their sources is a challenge that requires the Company to rely on its direct and indirect suppliers in its efforts to achieve supply chain transparency, including obtaining information regarding the origin of the 3TG minerals. More specifically, the Company continues to rely upon its direct and indirect suppliers to provide information on the origin of Conflict Minerals contained in the Covered Products, including the sources of Conflict Minerals that are supplied to those manufacturers.

The Company has taken certain measures to identify the source of Conflict Minerals used in its products, including:

•	Assessing whether the Conflict Minerals were necessary to the functionality or production of the products;

•	Conducting an RCOI by requiring our direct and indirect suppliers to complete the Responsible Minerals Initiative’s Conflict Minerals Reporting Template (the “CMRT”), which is regarded as the most common reporting tool for Conflict Minerals content and sourcing information worldwide;

•	Including Conflict Minerals-related requirements in our purchasing documents to direct suppliers;

•	Reviewing responses received from suppliers and following up on incomplete responses;

•	Sending reminders to suppliers who did not respond to the Company’s requests; and

•	Filing an annual report with the SEC on Form SD that includes a conflict minerals report.

4. Reasonable Country of Origin Inquiry Results and Conclusion

As required by the Rule, the Company undertook an analysis and determined that the Covered Products contain one or more Conflict Minerals, which are necessary to the Covered Products’ functionality or production. Accordingly, as required by the Rule, the Company conducted in good faith an RCOI regarding those Conflict Minerals, which was designed to determine whether any of those Conflict Minerals originated a Covered Country or are from recycled or scrap sources, as each defined in the Rule. To this end, the Company sent communications to each third-party manufacturer of the Covered Products explaining the requirements of the Rule and its applicability to the Company and seeking the certification from each third-party manufacturer that the Conflict Minerals in the applicable Covered Product did not originate in a Covered Country and/or to provide answers to the CMRT reflecting the Company’s position on the supply chain.

The Company received back a majority of responses to its requests for information from these third-party suppliers. A list of smelters and refiners that sourced 3TG for our products contracted to be manufactured during the reporting period covered by this Conflict Minerals Report is attached hereto as Exhibit A. Each CMRT received from third-party suppliers identified lists of smelters or refiners, and their countries of origin, which may supply Conflict Minerals utilized in the Covered Products. The Company exercised due diligence to determine the source and chain of custody of the 3TG necessary to the functionality or production of the Covered Products as required by the Rule. Certain responses to the Company’s RCOI regarding the origin or source of the 3TG contained in the components sold to the Company by its third-party suppliers did not provide the Company with sufficient information to conclusively determine whether the 3TG originated from a Covered Country, or whether such 3TG came from recycled or scrap sources. However, based on the information that has been obtained from the Company’s third-party suppliers as of the date hereof, the Company has reason to believe that a portion of the Conflict Minerals used in the Covered Products may have originated in the Covered Countries set forth on Exhibit B and may not be exclusively from scrap or recycled sources. Furthermore, the necessary 3TG in our products which may have originated from outside the Covered Countries came from one or more of the countries listed in the attached Exhibit C.

We believe our RCOI process was reasonably designed and performed in good faith, but there are inherent limitations in the information provided to us by third parties, including the possibility of information being inaccurate, incomplete or falsified despite our efforts to validate and confirm the information. Because of the relatively small amount of the Company’s components that contain Conflict Minerals and the fact that the Company’s third-party suppliers are several steps removed from the applicable smelters and refiners, the Company has assessed, and will continue to assess, if any additional actions can or should be implemented that would improve the information gathered from its due diligence to ensure compliance with its reporting requirements under the Rule.

5. Non-Conformant or Sanctioned Smelters

Our version 6.4 CMRT (the “v6.4 CMRT”) consists of a compilation of 3TG Smelters or Refiners (“SORs”) received from our suppliers for the 2024 reporting period. The CMRT is regularly updated, and we required use of version 6.4 for reporting. We are aware that as of the current date, some of these SORs are no longer considered RMAP eligible and may no longer have an audit status of conformant. Some of these SORs on the v6.4 CMRT were either active or conformant for at least part of the 2024 reporting period and were reported by our suppliers as used in their supply chains; therefore, we must continue to report them on our CMRT. Sangoma has no direct affiliation or business with the SORs and instead relies on information from a multi-level upstream supply base. Based on these factors and the size of our supply chain, we are unable to provide a specific removal date at this time as we have no direct influence over (i) the supply base purchasing sources and (ii) related budgetary constraints.

We are committed to responsible sourcing and conformance with global standards. As part of our due diligence procedures, we conduct a review of the supply chain and seek to promote supplier direct/indirect contact with the smelters to encourage RMAP conformance and/or participation. In the case of smelters which are unable (or unwilling) to conform to RMAP audit standards, we will thereafter work collaboratively with our supply chain to disengage from these smelters and/or find alternative sourcing locations should they remain non-conformant. We reviewed the smelters of concern and have provided comments below regarding the RMAP “non-conformant” and/or “high risk” smelters. Each of the sanctioned SORs identified in our due diligence process are listed on Exhibit D attached hereto.

•	Russia Sanctioned Smelters: Government sanctions against Russia took effect beginning as of March 2022 in connection with the Russian-Ukrainian conflict. The Responsible Minerals Initiative (“RMI”) has noted the Russia-related sanctions are not retroactive and became effective as of March 2022 to present date. Due to the continued Russian activities in Ukraine, and ceased RMAP assessments in Russia, the amount of ineligible, sanctioned and/or non-conformant smelters significantly increased over the past few reporting cycles. We must report applicable smelters in our CMRT after they are identified in the supply chain by one (or more) of our suppliers. As part of our due diligence procedures for the 2024 reporting period, we are reaching out to the applicable suppliers regarding next steps, remediation and/or disengagement procedures from these sanctioned smelters, and will continue to collaborate with our supply chain in an attempt to disengage from these smelters and/or find alternative sourcing locations should they remain ineligible due to government sanctions.

•	RMAP Non-Conformant Smelters: The SORs in these categories are not necessarily a “high risk” due to sourcing locations; instead, “high risk” constitutes a non-conformant category due to the RMAP audit status. In particular, these SORs are non-conformant due to ineligibility to participate in RMAP or failed RMAP inspections. The applicable SOR is deemed non-conformant if (i) its systems, processes, and practices significantly deviate from the standard requirements or assessment criteria, (ii) sanctions are imposed on the smelter, (iii) the smelter refuses to participate in the assessment process, or (iv) the smelter does not provide adequate access to facilities, personnel and/or evidence to complete the assessment. The CMRT contains smelters that are non-conformant, and we are therefore engaging with our suppliers to encourage RMAP conformance. Proof of participation in audit programs, conflict free evidence and/or corrective action plans are requested from our suppliers. As part of our due diligence procedures, we will collaborate with our suppliers to remove the applicable non-conformant SORs from their supply chains should they remain non-conformant with RMAP audit standards.

•	Democratic Republic of the Congo (the “DRC”) and Conflict Affected and High-Risk Areas (“CAHRAs”) Regions: SORs that are RMI compliant can source from the DRC and CAHRAs, but must continue to demonstrate the undertaking of due diligence actions to reasonably ensure that minerals are sourced responsibly and align with the European policies on conflict prevention and the development of local communities. When non-conformant status is noted for SORs sourcing from the DRC and/or CAHRAs, due diligence efforts are performed to advise the supplier of the non-conformant status. This notification includes the referenced CMRT along with the high-risk and/or non-conformant smelter report. Suppliers are encouraged to reach out to SORs directly (and indirectly) to encourage RMAP conformance and/or participation, and to provide proposed next steps, due diligence procedures and/or corrective actions that are being taken for these SORs. Additionally, alternative supply chain sourcing is encouraged for SORs, which remain non-conformant or are unwilling (or unable) to participate in the RMAP.

•	Uyghur Forced Labor Prevention Act (the “UFLPA”): Some SORs have been identified as having possible links to sourcing and/or refining operations in China’s Xinjiang Uyghur Autonomous Region, which makes them subject to the UFLPA. Suppliers have been recontacted for due diligence programs or compliance procedures regarding responsible sourcing from these areas.

•	Office of Foreign Assets Control Sanctions:

o	At this time, African Gold Refinery, cannot participate in the RMAP due to extensive sanctions on the global gold Goetz operations. While Sangoma has no direct business with this SOR, such SOR was reported as being utilized by certain of our suppliers in their supply chains. As part of our escalation process, we contacted the applicable suppliers regarding next steps, remediation and/or disengagement procedures from the sanctioned SOR, and will seek to collaborate with our supply chain to disengage from such SOR. Several of our suppliers have removed the applicable SOR from their supply chain, and the escalation process remains ongoing with respect to certain other suppliers.

o	At this time, Fidelity Printers and Refiners Ltd. Cannot participate in the RMAP as the refiner may have relations to SINO ZIM DEVELOPMENT (PVT) LTD., which is referenced in the Treasury Sanctions. While Sangoma has no direct business with this SOR, such SOR was reported as being utilized by certain of our suppliers in their supply chains. As part of our escalation process, we contacted the applicable suppliers regarding next steps, remediation and/or disengagement procedures from the sanctioned SOR, and will seek to collaborate with our supply chain to disengage from such SOR.

6. Continued Steps to Mitigate Risk

We intend to continue improving our RCOI process and to further mitigate risk that any Conflict Minerals in our products could benefit armed groups in a Covered Country contributing to human rights violations through the following measures:

•	Continuing to conduct and report annually on supply chain RCOI for the applicable Conflict Minerals;

•	Examining the possibility of including Conflict Mineral-related clauses in new or renewed supplier agreements such as requiring representations of compliance; and

•	Engaging with suppliers and using commercially reasonable efforts to direct them, where appropriate, to training resources to attempt to improve the content of the supplier survey results.

Moreover, we continually look to improve on our due diligence processes. As the SEC and Organization for Economic Co-operation and Development provide more guidance on this process, we will implement necessary measures to report on our Conflict Minerals status. We will work with our direct suppliers to get more relevant and complete data on the source and chain of custody of the Conflict Minerals used in our products and will continue to refine the list of relevant suppliers.

7. Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Conflict Minerals Report constitute forward-looking statements within the meaning of Canadian securities legislation, Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended. Please see “Forward Looking Information” in the Annual Information Form of the Company for the year ended June 30, 2024 filed as Exhibit 99.1 to the Annual Report for a discussion of the risks, uncertainties, assumptions and other factors that could cause the actual results and performance of the Company to vary and deviate from those forward-looking statements. Readers are cautioned that such risks, uncertainties and assumptions are not exhaustive, and the Company does not undertake any obligation to update, modify or revise any forward-looking statements, whether as a result of future events, newly obtained information or otherwise, except as may be required by applicable laws. Moreover, given that forward-looking statements involve significant and inherent risks, uncertainties and assumptions, readers of this Conflict Minerals Report are strongly advised not to place any undue reliance on any such information.

Exhibit A

Smelters and Refiners Reported in the Company’s Supply Chain as of May 5, 2025

Metal	Smelter Name	Smelter Country
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Bauer Walser AG	GERMANY
Gold	China National Gold Group Corporation	CHINA
Gold	Colt Refining	UNITED STATES
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA
Gold	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	HeTai Gold Mineral GuangDong Co., Ltd.	CHINA
Gold	Hop Hing electroplating factory Zhejiang	UNKNOWN
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Kosak Seiren	JAPAN
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Nihon Superior Co., Ltd.	JAPAN
Gold	Nyrstar Metals	UNITED STATES
Gold	Precious Metals Sales Corp	UNITED STATES
Gold	Realized the enterprise co., ltd.	CHINA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Rio Tinto Group	UNITED STATES
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Shandong Hengbang Smelter Co.,ltd	CHINA
Gold	Shan Dong Huangjin	CHINA
Gold	Shandong penglai gold smelter	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA

Metal	Smelter Name	Smelter Country
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SINO-PLATINUM METALS CO.,LTD	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SUNTAIN CO.,LTD	TAIWAN
Gold	SuZhou ShenChuang recycling Ltd.	CHINA
Gold	TAIWAN TOTAI CO., LTD.	UNKNOWN
Gold	Tsai Brother industries	TAIWAN
Gold	TSK Pretech	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	WANG TING	HONG KONG
Gold	Wuzhong Group	CHINA
Gold	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	Zhaojun Maifu	UNKNOWN
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA
Gold	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	CHINA
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd.	CHINA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY

Metal	Smelter Name	Smelter Country
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION

Metal	Smelter Name	Smelter Country
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA

Metal	Smelter Name	Smelter Country
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Morris and Watson	NEW ZEALAND
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Umicore Precious Metals Thailand	THAILAND

Metal	Smelter Name	Smelter Country
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Shangdong Humon Smelting Co., Ltd	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Sudan Gold Refinery	SUDAN
Gold	T.C.A S.p.A	ITALY
Gold	Remondis Argentia B.V.	Netherlands
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Industrial Refining Company	BELGIUM
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Marsam Metals	BRAZIL
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	SAAMP	FRANCE
Gold	L'Orfebre S.A.	ANDORRA
Gold	8853 S.p.A.	ITALY
Gold	Italpreziosi	ITALY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Bangalore Refinery	INDIA

Metal	Smelter Name	Smelter Country
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	JALAN & Company	INDIA
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Safimet S.p.A	ITALY
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	African Gold Refinery	UGANDA
Gold	Gold Coast Refinery	GHANA
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Sovereign Metals	INDIA
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	Augmont Enterprises Private Limited	INDIA
Gold	Kundan Care Products Ltd.	INDIA
Gold	Emerald Jewel Industry India (Unit 1)	INDIA
Gold	Emerald Jewel Industry India (Unit 2)	INDIA
Gold	Emerald Jewel Industry India (Unit 3)	INDIA
Gold	Emerald Jewel Industry India (Unit 4)	INDIA
Gold	K.A. Rasmussen	NORWAY
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	MD Overseas	INDIA
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	WEEEREFINING	FRANCE

Metal	Smelter Name	Smelter Country
Gold	Value Trading	BELGIUM
Gold	Gold by Gold Colombia	COLOMBIA
Gold	Dongwu Gold Group	CHINA
Gold	Sam Precious Metals	UNITED ARAB EMIRATES
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA
Gold	Coimpa Industrial LTDA	BRAZIL
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
Gold	GG Refinery Ltd.	TANZANIA
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA
Gold	Impala Rustenburg	SOUTH AFRICA
Gold	Attero Recycling Pvt Ltd	INDIA
Gold	Inca One (Chala One Plant)	PERU
Gold	Inca One (Koricancha Plant)	PERU
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tantalum	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	NPM Silmet AS	ESTONIA

Metal	Smelter Name	Smelter Country
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET de Mexico	MEXICO
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	5D Production OU	ESTONIA
Tantalum	PowerX Ltd.	RWANDA
Tin	American Iron and Metal	UNITED STATES
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	Arco Alloys	UNITED STATES
Tin	Chofu Works	JAPAN
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	Da Nang Processing Import and Export Joint Stock	VIET NAM
Tin	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO.,LTD	CHINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fuji Metal Mining Corp.	TAIWAN
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin	Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Hezhou Jinwei Tin Co., Ltd	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Hulterworth Smelter	MALAYSIA
Tin	IMPAG AG	SWITZERLAND
Tin	Jiang Jia Wang Technology Co	Unknown
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	KARAS PLATING LTD	UNITED KINGDOM
Tin	LIAN JING	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	M/s ECO Tropical Resources	SINGAPORE
Tin	Ney Metals and Alloys	UNITED STATES

Metal	Smelter Name	Smelter Country
Tin	Nihon Superior Co.,Ltd	JAPAN
Tin	Old City Metals Processing Co., Ltd.	Unknown
Tin	OMODEO A. E S. METALLEGHE SRL
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT NATARI	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Shangrao Xuri Smelting Factory	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	Sigma Tin Alloy Co., Ltd.	CHINA
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Solder Court Ltd.	UNKNOWN
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA
Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	Taiwan high-tech Co., Ltd.	TAIWAN

Metal	Smelter Name	Smelter Country
Tin	Taiwan Huanliang	INDONESIA
Tin	Taiwan's lofty Enterprises Ltd.	TAIWAN
Tin	Thailand Mine Factory	THAILAND
Tin	Three green surface technology limited company	CHINA
Tin	Tianshui ling bo technology co., Ltd	CHINA
Tin	TIN PLATING GEJIU	CHINA
Tin	TONG LONG	Unknown
Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	CHINA
Tin	WELLEY	TAIWAN
Tin	Wujiang City Luxu Tin Factory	CHINA
Tin	Xianghualing Tin Industry Co., Ltd	CHINA
Tin	XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA
Tin	XURI	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	Yuecheng Tin Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	Unknown
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA

Metal	Smelter Name	Smelter Country
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	PT Tirus Putra Mandiri	INDONESIA

Metal	Smelter Name	Smelter Country
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	CV Ayi Jaya	INDONESIA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	Thai Nguyen Nonferrous Metal Co.	VIETNAM
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	PT Bangka Serumpun	INDONESIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	PT Masbro Alam Stania	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	PT Mitra Sukses Globalindo	INDONESIA

Metal	Smelter Name	Smelter Country
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	DS Myanmar	MYANMAR
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
Tin	Woodcross Smelting Company Limited	UGANDA
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou BESEEM Ferrotungsten Co. Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	S.V Engg	INDIA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN

Metal	Smelter Name	Smelter Country
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIET NAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	KGETS Co., Ltd.	REPUBLIC OF KOREA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION

Metal	Smelter Name	Smelter Country
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	GEM Co., Ltd.	CHINA
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	Fujian Xinlu Tungsten	CHINA
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	LLC Vostok	RUSSIAN FEDERATION
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES
Tungsten	Kenee Mining Corporation Vietnam	VIET NAM
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES

EXHIBIT B

Covered Countries from Which the Company’s Necessary 3TG

May Have Originated as of May 5, 2025

1.	Democratic Republic of Congo

2.	Rwanda

3.	Tanzania

4.	Uganda

5.	Zambia

EXHIBIT C

Countries, Outside of the Covered Countries, from Which the Company’s Necessary 3TG May Have Originated as of May 5, 2025

Andorra

Australia

Austria

Belgium

Bolivia

Brazil

Canada

Chile

China

Colombia

Czechia

Estonia

France

Germany

Ghana

Hong Kong

India

Indonesia

Italy

Japan

Kazakhstan

Republic of Korea

Kyrgystan

Lithuania

Macedonia

Malaysia

Mauritania

Mexico

Myanmar

Netherlands

New Zealand

Norway

Peru

Philippines

Poland

Portugal

Republic of Korea

Russian Federation

Saudi Arabia

Singapore

South Africa

Spain

Sudan

Sweden

Switzerland

Taiwan

Thailand

Turkey

United Arab Emirates

United Kingdom

United States of America

Uzbekistan

Vietnam

Zimbabwe

EXHIBIT D

Non-Conformant or Sanctioned SORs as of May 5, 2025

Mineral	Smelter Name	Location
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory Metals Plant	RUSSIAN FEDERATION
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	African Gold Refinery	UGANDA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	LLC Vostok	RUSSIAN FEDERATION